UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01 Entry into a Material Definitive Agreement

On December 2, 2020, LivaNova PLC (“LivaNova” or the “Company”) entered into a Share and Asset Purchase Agreement (the “Purchase Agreement”) with Mitral Holdco S.à r.l. (“Purchaser”), a company incorporated under the laws of Luxembourg and wholly owned and controlled by funds advised by Gyrus Capital S.A., a Swiss private equity firm.

The Purchase Agreement, which is governed by English law, provides for the divestiture of certain of LivaNova’s subsidiaries as well as certain other assets and liabilities relating to the Company’s heart valve business (other than the Company’s heart valve business in France) and site management operations at the Company’s Saluggia campus for an enterprise value of €60 million (US$73 million). The divestiture is expected to be complete in the first half of 2021. The purchase price will be payable in two tranches: €50 million payable at closing, subject to customary trade working capital and net indebtedness adjustments, as set forth in the Purchase Agreement, and an additional €10 million payable on December 30, 2022. In addition, pursuant to the Purchase Agreement, Purchaser has made a binding offer to purchase the Company’s French heart valve business.

The Purchase Agreement includes customary warranties and limitations on the Company’s liability and customary covenants. Pursuant to the Purchase Agreement, the Company has agreed for a period of seven years following closing to reimburse the Purchaser for certain expenses and liabilities incurred in connection with the removal, maintenance or remediation of certain hazardous substances relating to former operations at the Company’s Saluggia campus, to the extent such removal, maintenance or remediation is required by applicable law. The Company’s reimbursement obligations relating to these hazardous substances are capped at €37.5 million. In addition, the Company’s liabilities for breach of warranty (other than fundamental warranties) is limited to €8 million and the Company’s liability for all matters under the Purchase Agreement (including pre-closing taxes, breach of warranties and breach of covenant) is generally limited to the purchase price.

Consummation of the transactions contemplated by the Purchase Agreement is subject to satisfaction or waiver of certain customary conditions to closing, including accuracy of the parties’ warranties, mandatory consultation with local unions, where applicable, compliance with covenants and receipt of certain required regulatory approvals, including antitrust clearance in Turkey and foreign direct investment clearances in Italy, Canada, and France (to the extent the Company exercises the option to transfer the French heart valve business).

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and is hereby incorporated by reference herein. The warranties, covenants and other agreements contained in the Purchase Agreement are solely for the benefit of the Purchaser, the Company and the other persons expressly identified in the Purchase Agreement as third party beneficiaries. In addition, the warranties, covenants and other agreements contained in the Purchase Agreement are qualified by certain information disclosed to the Purchaser on a confidential basis in a virtual dataroom and by confidential disclosure schedules. The Company’s investors and security holders are not third party beneficiaries under the Purchase Agreement and should not place undue reliance on the warranties, covenants or other agreements or any descriptions thereof as characterizations of the actual state of facts or the condition of the assets, liabilities or the businesses that are the subject of the Purchase Agreement. Moreover, certain information concerning the assets, liabilities or the businesses that are the subject of the Purchase Agreement may change after the date of the Purchase Agreement and such subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.06 Material Impairments

As a result of entering into the Purchase Agreement, described in Item 1.01 of this Current Report on Form 8-K, the Company concluded that the assets and liabilities of the heart valve business being sold meet the criteria to be classified as held for sale. The net assets will be recorded at fair value less the estimated cost to sell. The Company anticipates recording a preliminary net non-cash impairment charge in the range of US$200 million to US$225 million during the fourth quarter of 2020. The charge will include an allocation of goodwill based on the relative fair values of the businesses within the cardiovascular reporting unit. The final charge may be impacted by a number of factors, including (i) the fair value of any indemnification liabilities, (ii) the calculation of allocated goodwill, (iii) changes in foreign exchange rates, (iv) the working capital of the business upon consummation of the transaction, (v) the evaluation of any income tax impacts and (vi) other assumptions used including discount rates and allocations.

Item 7.01 Regulation FD Disclosure

On December 3, 2020, the Company issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the United States Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description
2.1*	Share and Asset Purchase Agreement, dated as of December 2, 2020, by and between LivaNova PLC and Mitral Holdco S.a.r.l.
99.1	Press Release dated December 3, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Confidential disclosure schedules and attachments to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules or attachments to the Securities and Exchange Commission upon request.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K (including the Exhibits attached hereto) contains forward-looking statements within the meaning of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company’s future plans, strategies and expectations. Forward-looking statements can generally be identified by the use of forward-looking terminology, including, but not limited to, “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements contained herein are based on information presently available to LivaNova and assumptions that the Company believes to be reasonable, but are inherently uncertain. As a result, the Company’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance or actions that may be taken by the Company and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control. Investors are cautioned that all such statements involve risks and uncertainties, including without limitation, statements concerning the intended sale of the heart valve business or the likelihood or timing of the proposed transaction. Important factors that may cause actual results to differ include, but are not limited to: (i) the ability of the Company to successfully complete the sale of the heart valve business; (ii) failure to obtain applicable regulatory or other approvals in a timely manner or otherwise; (iii) failure to satisfy other conditions to the proposed transaction; (iv) the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; and (v) unexpected costs or liabilities that may arise from the sale of the heart valve business. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the “Risk Factors” section of LivaNova’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the United States Securities and Exchange Commission. LivaNova does not give any assurance (1) that LivaNova will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All forward-looking statements speak as of the date hereof. The Company does not undertake or assume any obligation to update publicly any forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: December 3, 2020	By:/s/ Keyna Skeffington
Name: Keyna Skeffington
Title: Senior Vice President & General Counsel

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